TABLE OF CONTENTS

     USAA Family of Funds                                              1
     Message from the President                                        2
     Investment Review                                                 4
     Message from the Manager                                          5
     Financial Information:
        Distributions to Shareholders                                  7
        Independent Auditors' Report                                   8
        Statement of Assets and Liabilities                            9
        Portfolio of Investments in Securities                        10
        Notes to Portfolio of Investments in Securities               12
        Statement of Operations                                       13
        Statements of Changes in Net Assets                           14
        Notes to Financial Statements                                 15



                             IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.


This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.


                                                          Average Annual Total Return(%)*
           Investment                      Inception                                             Since
            Objective                         Date         1 yr         5 yrs        10 yrs     Inception
  Capital Appreciation
==========================================================================================================
  Aggressive Growth                         10/19/81       -1.72        18.38         10.88          -
  Emerging Markets(1)                        11/7/94       15.35         -             -            10.25
  Gold(1)                                    8/15/84      -22.26         3.54         -4.75          -
  Growth                                      4/5/71       21.60        16.94         11.97          -
  Growth & Income                             6/1/93       31.29         -             -            18.53
  International(1)                           7/11/88       21.81        15.39          -            11.77
  S&P 500 Index(4)+                           5/1/96       34.59         -             -            33.24
  World Growth(1)                            10/1/92       21.85         -             -            15.50

  Asset Allocation
=========================================================================================================
  Balanced Strategy(1)                        9/1/95       22.38         -             -            15.48
  Cornerstone Strategy(1)                    8/15/84       20.45        14.33          9.22          -
  Growth and Tax Strategy(2)**               1/11/89       15.72        11.23          -            10.45
  Growth Strategy(1)                          9/1/95       15.37         -             -            21.37
  Income Strategy                             9/1/95       14.48         -             -            10.36

  Income - Taxable
=========================================================================================================
  GNMA                                        2/1/91        9.37         6.85          -             7.67
  Income                                      3/4/74        8.21         7.44          9.45          -
  Income Stock                                5/4/87       20.77        14.21         12.89          -
  Short-Term Bond                             6/1/93        7.71         -             -             5.69

  Income - Tax Exempt
=========================================================================================================
  Long-Term(2)**                             3/19/82        9.22         6.71          8.09          -
  Intermediate-Term(2)**                     3/19/82        8.20         6.76          7.54          -
  Short-Term(2)**                            3/19/82        5.50         4.80          5.59          -
  California Bond(2)**                        8/1/89        8.90         7.13          -             7.58
  Florida Tax-Free Income(2)**               10/1/93        9.79         -             -             4.29
  New York Bond(2)**                        10/15/90        8.86         6.46          -             8.31
  Texas Tax-Free Income(2)**                  8/1/94       10.37         -             -             9.24
  Virginia Bond(2)**                        10/15/90        8.50         6.93          -             8.08

  Money Market
=========================================================================================================
  Money Market(3)                             2/2/81        5.28         4.48          5.80          -
  Tax Exempt Money Market(2),(3)**            2/6/84        3.36         3.04          4.15          -
  Treasury Money Market Trust(3)              2/1/91        5.13         4.28          -             4.38
  California Money Market(2),(3)**            8/1/89        3.29         2.94          -             3.62
  Florida Tax-Free Money Market(2),(3)**     10/1/93        3.26         -             -             3.04
  New York Money Market(2),(3)**            10/15/90        3.21         2.82          -             3.08
  Texas Tax-Free Money Market(2),(3)**        8/1/94        3.31         -             -             3.33
  Virginia Money Market(2),(3)**            10/15/90        3.22         2.87          -             3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or
     promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
     representation regarding  the advisability of investing in the product.
  * Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
 ** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
  +  Includes the $10 annual account maintenance fee through December 31, 1996.



                       MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT, MICHAEL J.C. ROTH APPEARS HERE]

The last two and one-half
years have been a remarkable
time in the stock market.

These 30 months have witnessed an over 100%(1) rise in the value of equity indices which has translated into greatly increased wealth for many investors.(2) But now it is easy to sense that investors are looking over their shoulders.

This rise in the prices of stocks has had solid underpinnings. The economy has grown, and continues to grow at a robust, but not excessive rate. Inflation has remained well in check, even as employment has risen strongly. Interest rates have remained below the levels they reached in 1994, and, compared to the rate of inflation are probably still a bit high. Perhaps most surprising of all is the fact that we are coming quite close to balancing the federal budget.

Many commentators look at these factors and conclude that the stock market looks reasonable. But others note simply that the market is at or near all-time record levels and is therefore "too high."

The numbers which define the level of the Dow Jones Industrial Average or the S&P 500 Stock Index are not particularly meaningful by themselves. What is meaningful is the relationship of those numbers to numbers which describe the companies in those averages; such as earnings, dividends and growth rates. These relationships are the things that help investors decide whether a stock is cheap or expensive. Only one thing can make the price of a stock go up. The next buyer must make a decision that paying more for a share of that company than did the previous buyer makes sense. Such a decision can be made if a buyer believes that the relationship of price to earnings or growth rate is reasonable. That next buyer is not obligated either. He or she has options. The money could go to bonds, to the money markets, to real estate or to pay off debt.

Invariably, investors will begin to make those alternative decisions. We can be very certain that the stock market will not rise 100% in the next 30 months. That does not mean it will crash. It does mean that the market will find a way to return closer to its historic valuation. It last did that in 1994 when it was essentially flat for a year while corporate earnings grew substantially.

I have been telling investors not to extrapolate 100% every 30 months. Enjoy it, but remember your risk tolerance and your asset allocation. Those are the things that will guide you well through all kinds of markets.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


(1) Source: Lipper Analytical Services, Inc.
(2) Past performance is no guarantee of future results. Yields and returns will fluctuate.





                             INVESTMENT REVIEW
INCOME FUND

OBJECTIVE: Maximum current income without undue risk to principal.

TYPES OF INVESTMENTS: Income-producing securities selected for their high yields relative to the risk involved.



                                                7/31/96             7/31/97
 Net Assets...............................  $1,737.3 MILLION   $1,663.0 MILLION
 Net Asset Value Per Share................       $11.97             $12.54

 Average Annual Total Returns as of 7/31/97
 1 Year.......................................................       12.15%
 5 Years......................................................        7.46%
 10 Years.....................................................        9.80%


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



_______________________________________________________________________________
CUMULATIVE PERFORMANCE COMPARISON
_______________________________________________________________________________



A chart in the form of a line graph appears here, illustrating the growth of a $10,000 Investment. The data points from the graph are as follows:

USAA INCOME FUND
Year             Amount
-----------------------
7/31/87          10,000
7/31/88          10,878
7/31/89          12,726
7/31/90          13,546
7/31/91          15,211
7/31/92          17,774
7/31/93          19,905
7/31/94          19,235
7/31/95          21,474
7/31/96          22,715
7/31/97          25,475




Lehman Brothers Aggregate Bond Index
Year             Amount
-----------------------
7/31/87          10,000
7/31/88          10,757
7/31/89          12,393
7/31/90          13,269
7/31/91          14,689
7/31/92          16,859
7/31/93          18,574
7/31/94          18,591
7/31/95          20,470
7/31/96          21,604
7/31/97          23,930




Lipper Corporate Debt A Rated Average
Year             Amount
-----------------------
7/31/87          10,000
7/31/88          10,694
7/31/89          12,259
7/31/90          12,900
7/31/91          14,169
7/31/92          16,530
7/31/93          18,479
7/31/94          18,218
7/31/95          20,062
7/31/96          21,103
7/31/97          23,506





The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt A Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt A Rated Average is the average performance level of all corporate debt funds A rated, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.



                         MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, JOHN W. SAUNDERS, JR., CFA IS HERE]


Market Conditions
Rising interest rates and bond market volatility continue to frustrate bond investors. The fluctuating path of long-term interest rates in the Fund's past fiscal year can be seen in the following chart which shows daily yields for the 30-year U.S. Treasury bond.(1) There have been two cyclical moves in interest rates, from highs in the 7.20 - 7.25% level to lows in the 6.30 - 6.40% level. On July 31, 1997, interest rates were at the lowest level of this reporting period. The resulting up and down bond value changes are not easily ignored; however, the income continues and is reinvested at the varying bond prices. Reinvesting this income produces a compounding of returns. This compounding of returns thus leads to capital accumulation. Is this a benefit to investors? Yes. For many years, approximately half of the Fund's shareholder accounts have been in tax-deferred accounts, such as an IRA or 401k plan. The benefit of compounding is enhanced even more in the tax-deferred environment.




A chart in the form of a line graph appears here, illustrating the yield of a 30-Year U.S. Treasury Bond. The data points from the graph are as follows:

30-Year U.S. Treasury Bond Yield

07/31/96                6.97%
08/30/96                7.12
09/30/96                6.92
10/31/96                6.64
11/29/96                6.35
12/31/96                6.64
01/31/97                6.79
02/28/97                 6.8
03/31/97                 7.1
04/30/97                6.96
05/30/97                6.91
06/30/97                6.78
7/31/97                  6.3


(1) Treasury bonds are non-callable, extremely liquid, and settle on a cash basis. You can buy and pay for them or sell and receive payment for them on the same day.




Portfolio
We have made adjustments which should reduce some of the volatility without reducing income. We reduced U.S. Treasury bonds in favor of some intermediate maturity corporate bonds and additional GNMA mortgage pass-through securities. We also reduced common stocks but increased preferred stocks. Currently, the Income Fund's investment mix, as percentages of net assets, is 18.1% in U.S. Treasury bonds, 62.1% in agency mortgage pass-through securities, 7.7% in corporate bonds, 5.9% in high yield common stocks, and 5.1% in preferred stocks.

Dividends
We instituted a stabilized 7(cent) per month dividend in July 1996 to facilitate monthly income budgeting for our shareholders who take their dividends in cash. This dividend was based on accrued interest and expected dividends from common and preferred stocks. However, at fiscal year end, we must adjust for any accumulated shortfall in income. July is the month for the adjustment, and the dividend was 6.25(cent). We expect to resume stabilized dividends again in August.

Outlook
Continued strength in the economy plus the Federal Reserve Board's tightening action in March are the causes of the ongoing volatility in the bond market. Although further tightening by the Federal Reserve seems unlikely in the short run, convincing evidence that the economy is slowing will be required before we can expect any further decline in interest rates. Meanwhile, we continue to concentrate on trying to produce a high level of income for the Fund.



                                     Top 10 Securities
                                     (% of Net Assets)

                                  Coupon          % of
                                  Rate %       Net Assets
                                  ------       ----------
GNMA                                7.5           27.4
U.S. Treasury Bond                  7.9           18.1
FNMA                                7.5           11.5
GNMA                                7.0            5.8
GNMA                                6.5            4.8
FNMA                                7.0            4.6
GNMA                                8.0            3.1
FNMA                                8.0            2.6
Allegheny Power System               -             2.1
FHLMC                               8.0            2.1


See page 10 for a complete listing of the Portfolio of Investments in Securities.



                           DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.



       Ordinary income                           $ .8325*
                                                 =======

12.37% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.



                         INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
USAA MUTUAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of the Income Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented in note 7 to the financial statements for each of the years or periods in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund, a portfolio of USAA Mutual Fund, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the ten-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick, LLP


San Antonio, Texas
September 3, 1997




Income Fund
Statement of Assets and Liabilities
(In Thousands)


July 31, 1997




Assets
   Investments in securities, at market value (identified cost of $1,585,823)              $  1,646,160
   Cash                                                                                              91
   Receivables:
      Capital shares sold                                                                           260
      Dividends and interest                                                                     18,082
      Securities sold                                                                            38,759
                                                                                           ------------
         Total assets                                                                         1,703,352
                                                                                           ------------
Liabilities
   Securities purchased                                                                          38,365
   Capital shares redeemed                                                                        1,348
   USAA Investment Management Company                                                               337
   USAA Transfer Agency Company                                                                     150
   Accounts payable and accrued expenses                                                            171
                                                                                           ------------
         Total liabilities                                                                       40,371
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  1,662,981
                                                                                           ============
Represented by:
   Paid-in capital                                                                         $  1,614,272
   Accumulated undistributed net investment income                                                   62
   Accumulated net realized loss on investments                                                 (11,690)
   Net unrealized appreciation of investments                                                    60,337
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  1,662,981
                                                                                           ============
   Capital shares outstanding                                                                   132,653
                                                                                           ============
   Net asset value, redemption price, and offering price per share                         $      12.54
                                                                                           ============


See accompanying notes to financial statements.




Income Fund
Portfolio of Investments in Securities

July 31, 1997


                                                                                                 Market
  Number                                                                                         Value
of Shares                                       Security                                         (000)
---------                                       --------                                         -----
                                            Common Stocks (5.9%)
1,200,000   Allegheny Power System, Inc.                                                     $    35,175
1,300,000   Houston Industries, Inc.                                                              27,219
  480,000   Ohio Edison Co.                                                                       10,680
1,000,000   Public Service Enterprise Group, Inc.                                                 24,750
--------------------------------------------------------------------------------------------------------
            Total common stocks (cost: $93,314)                                                   97,824
--------------------------------------------------------------------------------------------------------

                                            Preferred Stocks (5.1%)
  412,000   Avalon Properties, Inc. "B", 8.96% cumulative redeemable                              10,635
  320,000   Bay Apartment Communities, Inc. "C", 8.50% cumulative redeemable                       8,200
  120,000   Duke Realty Investments, Inc. depositary shares "A", 9.10% cumulative redeemable       3,210
  575,000   Equity Residential Properties Trust depositary shares "C", 9.125% cumulative
              redeemable                                                                          15,309
  142,500   Merry Land and Investments Co., Inc. "D", 8.29% cumulative redeemable                  7,419
  250,000   Post Properties, Inc. "A", 8.5% cumulative redeemable                                 13,250
  205,000   Security Capital Industrial Trust "C", 8.54% cumulative redeemable                    11,057
  200,000   Shurgard Storage Centers, Inc. "B", 8.8% cumulative redeemable                         5,200
  400,000   United Dominion Realty Trust, Inc. "B", 8.60% cumulative redeemable                   10,425
--------------------------------------------------------------------------------------------------------
            Total preferred stocks (cost: $79,916)                                                84,705
--------------------------------------------------------------------------------------------------------




 Principal
  Amount                                                          Coupon
  (000)                                                            Rate          Maturity
  -----                                                            ----          --------
                                  Corporate Obligations (7.7%)
$  15,000   Avco Financial Services Inc., Senior Notes             6.00%         8/15/02          14,799
    5,000   Caliber Systems, Inc., Notes                           7.80          8/01/06           5,321
   15,000   Chase Manhattan Corp., Subordinated Notes              7.13          2/01/07          15,476
    4,900   Consolidated Rail Corp., Debentures                    9.75          6/15/20           6,275
   15,000   First Union Corp., Subordinated Notes                  7.50          7/15/06          15,822
   20,000   Household Finance Corp., Notes                         7.25          5/15/06          20,739
   10,000   Province of Quebec, Debentures                         6.50          1/17/06           9,975
   15,000   Province of Quebec, Global Debentures                  7.00          1/30/07          15,462
   15,000   Waste Management, Inc., Notes                          7.00         10/15/06          15,396
    9,000   Wells Fargo & Co., Subordinated Notes                  6.88          4/01/06           9,127
--------------------------------------------------------------------------------------------------------
            Total corporate obligations (cost: $120,358)                                         128,392
--------------------------------------------------------------------------------------------------------





 Principal                                                                                       Market
  Amount                                                                                          Value
  (000)                                         Security                                          (000)
  -----                                         --------                                          -----

                                 U.S. Government & Agency Issues (80.2%)
            Federal Home Loan Mortgage Corp. (2.4%)
 $  4,707   7.50%, 10/01/19                                                                  $     4,801
   33,467   8.00%, 3/01/17 - 1/01/21                                                              34,656
--------------------------------------------------------------------------------------------------------
                                                                                                  39,457
--------------------------------------------------------------------------------------------------------

            Federal National Mortgage Assn. (18.7%)
   76,129   7.00%, 9/01/22 - 9/01/23                                                              76,591
  187,504   7.50%, 2/01/22 - 2/01/23                                                             191,965
   41,254   8.00%, 5/01/21 - 12/01/22                                                             42,895
--------------------------------------------------------------------------------------------------------
                                                                                                 311,451
--------------------------------------------------------------------------------------------------------


            Government National Mortgage Assn. (41.0%)
   80,543   6.50%, 6/15/23 - 4/15/26                                                              79,601
   95,441   7.00%, 5/15/23 - 3/15/26                                                              96,066
  445,752   7.50%, 9/15/22 - 5/15/27                                                             455,051
   49,780   8.00%, 3/15/22 - 5/15/24                                                              51,680
--------------------------------------------------------------------------------------------------------
                                                                                                 682,398
--------------------------------------------------------------------------------------------------------
            U.S. Treasury Bond (18.1%)
  254,092   7.875%, 2/15/21                                                                      300,067
--------------------------------------------------------------------------------------------------------
            Total U.S. Government & agency issues (cost: $1,290,369)                           1,333,373
--------------------------------------------------------------------------------------------------------

                                                           Short-Term (0.1%)
            Commercial Paper
    1,866   Heller Financial, Inc., 5.87%, 8/01/97 (cost: $1,866)                                  1,866
--------------------------------------------------------------------------------------------------------
            Total investments (cost: $1,585,823)                                             $ 1,646,160
========================================================================================================





Income Fund
Notes to Portfolio of Investments in Securities

July 31, 1997



General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



See accompanying notes to financial statements.




Income Fund
Statement of Operations
(In Thousands)


Year ended July 31, 1997


Net investment income:
   Income:
      Dividends                                                                              $   14,158
      Interest                                                                                  106,970
                                                                                             ----------
         Total income                                                                           121,128
                                                                                             ----------
   Expenses:
      Management fees                                                                             4,060
      Transfer agent's fees                                                                       2,015
      Custodian's fees                                                                              262
      Postage                                                                                       146
      Shareholder reporting fees                                                                     50
      Directors' fees                                                                                 4
      Registration fees                                                                              44
      Audit fees                                                                                     29
      Legal fees                                                                                      4
      Other                                                                                          65
                                                                                             ----------
         Total expenses                                                                           6,679
                                                                                             ----------
            Net investment income                                                               114,449
                                                                                             ----------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                                                             (7,337)
   Change in net unrealized appreciation/depreciation                                            87,179
                                                                                             ----------
            Net realized and unrealized gain                                                     79,842
                                                                                             ----------
Increase in net assets resulting from operations                                             $  194,291
                                                                                             ==========


See accompanying notes to financial statements.





Income Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended July 31,


                                                                           1997                1996
                                                                           ----                ----
From operations:
   Net investment income                                              $   114,449         $    119,691
   Net realized loss on investments                                        (7,337)              (4,198)
   Change in net unrealized appreciation/depreciation of
      investments                                                          87,179              (15,764)
                                                                      -----------         ------------
      Increase in net assets resulting from operations                    194,291               99,729
                                                                      -----------         ------------
Distributions to shareholders from:
   Net investment income                                                 (114,688)            (121,610)
                                                                      -----------         ------------
From capital share transactions:
   Proceeds from shares sold                                              114,260              202,369
   Shares issued for dividends reinvested                                  93,216               99,177
   Cost of shares redeemed                                               (361,404)            (297,530)
                                                                      -----------         ------------
      Increase (decrease) in net assets from capital share
         transactions                                                    (153,928)               4,016
                                                                      -----------         ------------
Net decrease in net assets                                                (74,325)             (17,865)
Net assets:
   Beginning of period                                                  1,737,306            1,755,171
                                                                      -----------         ------------
   End of period                                                      $ 1,662,981         $  1,737,306
                                                                      ===========         ============
Undistributed net investment income included in net assets:
   Beginning of period                                                $       301         $      2,021
                                                                      ===========         ============
   End of period                                                      $        62         $        301
                                                                      ===========         ============
Change in shares outstanding:
   Shares sold                                                              9,339               16,317
   Shares issued for dividends reinvested                                   7,653                8,028
   Shares redeemed                                                        (29,529)             (24,069)
                                                                      -----------         ------------
      Increase (decrease) in shares outstanding                           (12,537)                 276
                                                                      ===========         ============
Authorized shares of $.01 par value                                       200,000              200,000
                                                                      ===========         ============


See accompanying notes to financial statements.




Income Fund
Notes to Financial Statements

July 31, 1997



(1)   Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

4. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1997.

(3)   Distributions
Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 1997, the Fund had capital loss carryovers for federal income tax purposes of approximately $10,600,000 which, if not offset by subsequent capital gains will expire between 2003 - 2006. It is unlikely that the Board of Directors of the Fund will authorize a distribution of capital gains in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1997 were $963,245,608 and $1,107,130,525, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1997 was $72,397,839 and $12,061,454, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1997, the Association and its affiliates (including related employee benefit plans) owned 20,618,181 shares (15.5%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                                                                        Ten-Month
                                                                                      Period Ended        Year Ended
                                                 Year Ended July 31,                    July 31,         September 30,
                                     ------------------------------------------                          -------------
                                     1997             1996             1995               1994                1993
                                     ----             ----             ----               ----                ----
Net asset value at
  beginning of period           $    11.97        $    12.11        $    11.67        $    13.28         $    12.76
Net investment income                  .83               .83               .84               .72                .90
Net realized and
  unrealized gain (loss)               .57              (.13)              .45             (1.30)               .52
Distributions from net
  investment income                   (.83)             (.84)             (.85)             (.78)              (.90)
Distributions of realized
  capital gains                       -                  -                 -                (.25)               -
                                ----------        ----------        ----------        ----------         ----------
Net asset value at
  end of period                 $    12.54        $    11.97        $    12.11        $    11.67         $    13.28
                                ==========        ==========        ==========        ==========         ==========
Total return (%)*                    12.15              5.78             11.64             (4.52)             11.58
Net assets at end
  of period (000)               $1,662,981        $1,737,306        $1,755,171        $1,718,934         $1,932,064
Ratio of expenses to
  average net assets (%)               .39               .40               .41               .41(a)             .41
Ratio of net investment
  income to average
   net assets (%)                     6.76              6.64              7.27              6.98(a)            7.00
Portfolio turnover (%)               57.50(b)          81.26(b)          30.86(b)          25.36(b)           44.82
Average commission rate
  paid per share +              $    .0500        $    .0469



                                                            Year Ended September 30,
                                -----------------------------------------------------------------------------------
                                     1992             1991             1990               1989                1988
                                     ----             ----             ----               ----                ----

Net asset value at
  beginning of period           $    12.11        $    11.03        $    11.50        $    11.20         $    10.89
Net investment income                  .95               .98              1.03              1.05               1.06
Net realized and
  unrealized gain (loss)               .64              1.09              (.44)              .30                .57
Distributions from net
  investment income                   (.93)             (.99)            (1.03)            (1.05)             (1.06)
Distributions of realized
  capital gains                       (.01)              -                (.03)              -                 (.26)
                                ----------        ----------        ----------        ----------         ----------
Net asset value at
  end of period                 $    12.76        $    12.11        $    11.03        $    11.50         $    11.20
                                ==========        ==========        ==========        ==========         ==========
Total return (%)*                    13.72             19.64              5.28             12.78              15.87
Net assets at end
  of period (000)               $1,359,721        $  827,505        $  434,705        $  332,140         $  284,639
Ratio of expenses to
  average net assets (%)               .42               .47               .53               .57                .61
Ratio of net investment
  income to average
   net assets (%)                     7.78              8.61              9.19              9.36               9.57
Portfolio turnover (%)               21.78             15.45             12.07             13.79              10.66
Average commission rate
  paid per share +



   * Assumes reinvestment of all dividend income and capital gain distributions during the period.
   + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (b) At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been as follows:



                                                                     Ten-Month
                                       Year Ended July 31,         Period Ended
                                ------------------------------        July 31,
                                1997         1996         1995          1994
                                ----         ----         ----          ----

Portfolio turnover (%)           22.07        44.69         9.09        16.79
Purchases and sales of this
  type are as follows:
Purchases (000)               $593,587     $648,396     $360,943     $155,322
Sales (000)                   $594,283     $649,193     $361,366     $155,497